6
                                                 Exhibit  (e)(i) under Form N-1A
                                                    Exhibit 1 under 601/Reg. S-K


                         Money Market Obligations Trust

                             DISTRIBUTOR'S CONTRACT

      AGREEMENT made this 1st day of March, 1994, by and between MONEY MARKET OBLIGATIONS TRUST (the "Trust"), a Massachusetts business trust, and FEDERATED SECURITIES CORP. ("FSC"), a Pennsylvania Corporation.

      In consideration of the mutual covenants hereinafter contained, it is hereby agreed by and between the parties hereto as follows:

      1. The Trust hereby appoints FSC as its agent to sell and distribute shares of the Trust which may be offered in one or more series (the "Funds") consisting of one or more classes (the "Classes") of shares (the "Shares"), as described and set forth on one more exhibits to this Agreement, at the current offering price thereof as described and set forth in the current Prospectuses of the Trust. FSC hereby accepts such appointment and agree to provide such other services for the Trust, if any, and accept such compensation from the Trust, if any, as set forth in the applicable exhibit to this Agreement.

      2. The sale of any Shares may be suspended without prior notice whenever in the judgment of the Trust it is in the best interest to do so.

      3. Neither FSC nor any other person is authorized by the Trust to give any information or to make any representation relative to any Shares other than those contained in the Registration Statement, Prospectuses, or Statements of Additional Information ("SAIs") filed with the Securities and Exchange Commission, as the same may be amended from time to time, or in any supplemental information to said Prospectuses or SAIs approved by the Trust. FSC agrees that any other information or representations other than those specified above which it or any dealer or other person who purchase Shares through FSC may make in connection with the offer or sale of Shares, shall be made entirely without liability on the part of the Trust. No person or dealer, other than FSC, is authorized to act as agent for the Trust for any purpose
FSC agrees that in offering or selling Shares as agent of the Trust, it will, in all respects, duly conform to all applicable state and federal laws and the rules and regulations of the National Association of Securities Dealers, Inc., including its Rules of Fair Practice. FSC will submit to the Trust copies of all sales literature used before using the same and will not use such sales literature if disapproved by the Trust.

      4. This Agreement is effective with respect to each Class as of the date of execution of the applicable exhibit and shall continue in effect with respect to each Class presently set forth on an exhibit and any subsequent Classes added pursuant to an exhibit during the initial term of this Agreement for one year from the date set forth above, and thereafter for successive periods of one year if such continuance is approved at least annually by the Trustees of the Trust including a majority of the members of the Board of Trustees of the Trust who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of any Distribution Plan relating to the Trust or in any related documents to such Plan ("Disinterested Trustees") cast in person at a meeting called for that purpose. If a Class is added after the first annual approval by the Trustees as described above, this Agreement will be effective as to that Class upon execution of the applicable exhibit and will continue in effect until the next annual approval of this Agreement by the Trustees and thereafter for successive periods of one year, subject to approval as described above.

      5. This Agreement may be terminated with regard to a particular Fund or Class at any time, without the payment of any penalty, by the vote of a majority of the Disinterested Trustees or by a majority of the outstanding voting securities of the particular Fund or Class on not more than sixty (60) days' written notice to any other party to this Agreement. This Agreement may be terminated with regard to a particular Fund or Class by FSC on sixty (60) days' written notice to the Trust.

      6. This Agreement may not be assigned by FSC and shall automatically terminate in the event of an assignment by FSC as defined in the Investment Company Act of 1940, as amended, provided, however, that FSC may employ such other person, persons, corporation, or corporations as it shall determine in order to assist it in carrying out its duties under this Agreement.

      7. FSC shall not be liable to the Trust for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed by this Agreement.

      8. This Agreement may be amended at any time by mutual agreement in writing of all the parties hereto, provided that such amendment is approved by the Trustees of the Trust including a majority of the Disinterested Trustees of the Trust cast in person at a meeting called for that purpose.

      9. This Agreement shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania.

      10.   (a)   Subject to the conditions set forth below, the Trust agrees to indemnify and hold harmless FSC and each person, if any, who controls FSC within the meaning of Section 15 of the Securities Act of 1933 and Section 20 of the Securities Act of 1934, as amended, against any and all loss, liability, claim, damage and expense whatsoever (including but not limited to any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectuses or SAIs (as from time to time amended and supplemented) or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon and in conformity with written information furnished to the Trust about FSC by or on behalf of FSC expressly for use in the Registration Statement, any Prospectuses and SAIs and any amendment or supplement thereof.

            If any action is brought against FSC or any controlling person thereof with respect to which indemnity may be sought against the Trust pursuant to the foregoing paragraph, FSC shall promptly notify the Trust in writing of the institution of such action and the Trust shall assume the defense of such action, including the employment of counsel selected by the Trust and payment of expenses. FSC or any such controlling person thereof shall have the right to employ separate counsel in any such case, but the fees and expenses of such counsel shall be at the expense of FSC or such controlling person unless the employment of such counsel shall have been authorized in writing by the Trust in connection with the defense of such action or the Trust shall not have employed counsel to have charge of the defense of such any, in any of which events such fees and expenses shall be borne by the Trust. Anything in the paragraph to the contrary notwithstanding the Trust shall be not be liable for any settlement of any such claim of action effected without its written consent. The Trust agrees promptly to notify FSC of the commencement of any litigation or proceedings against the Trust or any of its officers or Trustees or controlling persons in connection with the issue and sale of Shares or in connection with the Registration Statement, Prospectuses, or SAIs.

            (b) FSC agrees to indemnify and hold harmless the Trust, each of its Trustees, each of its officers who have signed the Registration Statement and each other person, if any, who controls the Trust within the meaning of
Section 15 of the Securities Act of 1933, but only with respect to statements or omissions, if any, make in the Registration Statement or any Prospectus, SAI, or any amendment or supplement thereof in reliance upon, and in conformity with, information furnished to the Trust about FSC by or on behalf of FSC expressly for use in the Registration Statement or any Prospectus, SAI, or any amendment or supplement thereof. In case any action shall be brought against the Trust or any other person so indemnified based on the supplement thereof, and with respect to which indemnity may be sought against FSC, FSC shall have the rights and duties given to the Trust, and the Trust and each other person so indemnified shall have the rights and duties given to FSC by the provisions of subsection (a) above.

            (c) Nothing herein contained shall be deemed to protect any person against liability to the Trust or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the duties of such person or by reason of the reckless disregard by such person of the obligations and duties of such person under this Agreement.

            (d) Insofar as indemnification for liabilities may be permitted pursuant to Section 17 of the Investment Company Act of 1940, as amended, for Trustees, officers, FSC and controlling persons of the Trust by the Trust pursuant to this Agreement, the Trust is aware of the position of the Securities and Exchange Commission as set forth in the Investment Company Act Release No. IC-11330. Therefore, the Trust undertakes that in addition to complying with the applicable provisions of this Agreement, in the absence of a final decision on the merits by a court or other body before which the proceeding was brought, that an indemnification payment will not be made unless in the absence of such a decision, a reasonable determination based upon factual review has been made (i) by a majority vote of a quorum of non-party Disinterested Trustees, or (ii) by independent legal counsel in a written opinion that the indemnitee was not liable for an act of willful misfeasance, bad faith, gross negligence or reckless disregard of duties. The Trust further undertakes that advancement of expenses incurred in the defense of a proceeding (upon undertaking for repayment unless it is ultimately determined that indemnification is appropriate) against an officer, Trustee, FSC or controlling person of the Trust will not be made absent the fulfillment of at least one of the following conditions: (i) the indemnitee provides security for his undertaking; (ii) the Trust is insured against losses arising by reason of any lawful advances; or (iii) a majority of a quorum of non-party Disinterested Trustees or independent legal counsel in a written opinion makes a factual determination that there is reason to believe the indemnitee will be entitled to indemnification.

      11. FSC is hereby expressly put on notice of the limitation of liability as set forth in Article XI of the Declaration of Trust and agrees that the obligations assumed by the Trust pursuant to this Agreement shall be limited in any case to the Trust and its assets and FSC shall not seek satisfaction of any such obligation from the shareholders of the Trust, the Trustees, officers, employees or agents of the Trust, or any of them.

      12. If at any time the Shares of any Fund are offered in two or more Classes, FSC agrees to adopt compliance standards as to when a class of shares may be sold to particular investors.

      13. This Agreement will become binding on the parties hereto upon the execution of the attached exhibits to the Agreement.

ACMT - original shares designated as Institutional Service Shares - 5/20/94
                                   Exhibit A
                                     to the
                             Distributor's Contract

                         Money Market Obligations Trust

                        Automated Cash Management Trust
               Government Obligations Fund - Institutional Shares
                 Prime Obligations Fund - Institutional Shares
                Tax-Free Obligations Fund - Institutional Shares
                Treasury Obligations Fund - Institutional Shares

      In consideration of the mutual covenants set forth in the Distributor's Contract dated March 1, 1994, between Money Market Obligations Trust and Federated Securities Corp., Money Market Obligations Trust executes and delivers this Exhibit on behalf of the Fund, and with respect to the Shares thereof, first set forth in this Exhibit.

      Witness the due execution hereof this 1st day of March, 1994.

ATTEST:                             Money Market Obligations Trust

/s/ John W. McGonigle               By:  /s/ J. Christopher Donahue
------------------------------         ---------------------------------
                     Secretary                           President

ATTEST:                             Federated Securities Corp.

/s/ S. Elliott Cohan                By:  /s/ Edward C. Gonzales
------------------------------         ---------------------------
                     Secretary            Executive Vice President

                                   Exhibit B
                                     to the
                             Distributor's Contract

                         MONEY MARKET OBLIGATIONS TRUST

           Government Obligations Fund - Institutional Service Shares
             Prime Obligations Fund - Institutional Service Shares
            Tax-Free Obligations Fund - Institutional Service Shares
            Treasury Obligations Fund - Institutional Service Shares

      The following provisions are hereby incorporated and made part of the Distributor's Contract dated the 1st day of March, 1994, between Money Market Obligations Trust and Federated Securities Corp. with respect to classes of the Funds set forth above.

      1. The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Classes (the "Shares"). Pursuant to this appointment, FSC is authorized to select a group of brokers (the "Brokers") to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust, and to render administrative support services to the Trust and its shareholders. In addition, FSC is authorized to select a group of administrators ("Administrators") to render administrative support services to the Trust and its shareholders.

      2. Administrative support services may include, but are not limited to, the following functions: 1) account openings: the Broker or Administrator communicates account openings via computer terminals located on the Broker's or Administrator's premises; 2) account closings: the Broker or Administrator communicates account closings via computer terminals; 3) enter purchase transactions: purchase transactions are entered through the Broker's or Administrator's personal computer or through the use of a toll-free telephone number; 4) enter redemption transactions: Broker or Administrator enters redemption transactions in the same manner as purchases; 5) account maintenance: Broker or Administrator provides or arranges to provide account support for all transactions. Broker or Administrator also wires funds and receives funds for Trust shares purchases and redemptions, confirms and reconciles all transactions, reviews the activity in the Trust's accounts, and provides training and supervision of its personnel; 6) interest posting:
Broker or Administrator posts and reinvests dividends to the Trust's accounts;
7) prospectus and shareholder reports: Broker or Administrator maintains a distributes current copies of prospectuses and shareholder reports; 8) advertisements: the Broker or Administrator continuously advertises the availability of its services and products; 9) customer lists: the Broker or Administrator continuously provides names of potential customers; 10) design services: the Broker or Administrator continuously designs material to send to customers and develops methods of making such materials accessible to customers; and 11) consultation services: the Broker or Administrator continuously provides information about the product needs of customers.

      3. During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of up to 0.25% of the average aggregate net asset value of the Institutional Service Shares of the Government Obligations Fund, Prime Obligations Fund, Tax-Free Obligations Fund, and Treasury Obligations Fund held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

      4. FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Classes' expenses exceed such lower expenses limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

      5. FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Broker and Administrators a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

      6. FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Brokers and Administrators and the purpose for such payments.

      In consideration of the mutual covenants set forth in the Distributor's Contract dated March 1, 1994, between Money Market Obligations Trust and Federated Securities Corp., Money Market Obligations Trust executes and delivers this Exhibit on behalf of the Fund, and with respect to the Shares thereof, first set forth in this Exhibit.

      Witness the due execution hereof this 1st day of March, 1994.

ATTEST:                             Money Market Obligations Trust

/s/ John W. McGonigle               By:  /s/ J. Christopher Donahue
------------------------------         ---------------------------------
                     Secretary                           President

ATTEST:                             Federated Securities Corp.

/s/ S. Elliott Cohan                By:  /s/ Edward C. Gonzales
------------------------------         ---------------------------
                     Secretary            Executive Vice President

                                   Exhibit C
                                     to the
                             Distributor's Contract

                         Money Market Obligations Trust

                    Government Obligations Tax Managed Fund
                              Institutional Shares

      In consideration of the mutual covenants set forth in the Distributor's Contract dated March 1, 1994, between Money Market Obligations Trust and Federated Securities Corp., Money Market Obligations Trust executes and delivers this Exhibit on behalf of Government Obligations Tax Managed Fund, and with respect to the Institutional Shares thereof, first set forth in this Exhibit.

      Witness the due execution hereof this 1st day of March, 1995.

ATTEST:                             Money Market Obligations Trust

/s/ S. Elliott Cohan                By:  /s/ J. Christopher Donahue
------------------------------         ---------------------------------
           Assistant Secretary                           President

ATTEST:                             Federated Securities Corp.

/s/ S. Elliott Cohan                By:  /s/ John W. McGonigle
------------------------------         ---------------------------
                     Secretary            Executive Vice President

                                   Exhibit D
                                     to the
                             Distributor's Contract


                         MONEY MARKET OBLIGATIONS TRUST


     Government Obligations Tax Managed Fund - Institutional Service Shares

      In consideration of the mutual covenants set forth in the Distributor's Contract dated March 1, 1994 between Money Market Obligations Trust and Federated Securities Corp., Money Market Obligations Trust execy\utes and delivers this Exhibit on behalf of the Funds, and with respect to the separate Classes of Shares thereof, first set forth in this Exhibit.


      Witness the due execution hereof this 1st day of March, 1995.


ATTEST:                             MONEY MARKET OBLIGATIONS TRUST




/s/  S. Elliott Cohan                     /s/  J. Christopher Donahue
------------------------------------      ------------------------------------
            Assistant Secretary                             President


(SEAL)


ATTEST:                             FEDERATED SECURITIES CORP.




/s/  S. Elliott Cohan                     /s/  Richard B. Fisher
------------------------------------      ------------------------------
                  Secretary                           Chairman

(SEAL)



                                   Exhibit E
                                     to the
                             Distributor's Contract

                         MONEY MARKET OBLIGATIONS TRUST

                        Automated Cash Management Trust
                                 Cash II Shares

      The following provisions are hereby incorporated and made part of the Distributor's Contract dated the 1st day of March, 1994, between Money Market Obligations Trust and Federated Securities Corp. with respect to classes of the Funds set forth above.

      1. The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Classes (the "Shares"). Pursuant to this appointment, FSC is authorized to select a group of financial institutions (the "Financial Institutions") to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

      2. During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of 0.25% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

      3. FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Classes' expenses exceed such lower expenses limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

      4. FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

      5. FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

      In consideration of the mutual covenants set forth in the Distributor's Contract dated March 1, 1994, between Money Market Obligations Trust and Federated Securities Corp., Money Market Obligations Trust executes and delivers this Exhibit on behalf of the Fund, and with respect to the separate Classes Shares thereof, first set forth in this Exhibit.


      Witness the due execution hereof this 1st day of September, 1996.

ATTEST:                             Money Market Obligations Trust

/s/ John W. McGonigle               By:  /s/ J. Christopher Donahue
------------------------------         ---------------------------------
                     Secretary                           President

ATTEST:                             Federated Securities Corp.

/s/ Byron F. Bowman                 By:  /s/ David M. Taylor
------------------------------         ---------------------------
                     Secretary            Executive Vice President

                                   Exhibit F
                                     to the
                             Distributor's Contract

                         Money Market Obligations Trust

                           Treasury Obligations Fund
                          Institutional Capital Shares

      In consideration of the mutual covenants set forth in the Distributor's Contract dated March 1, 1994, between Money Market Obligations Trust and Federated Securities Corp., Money Market Obligations Trust executes and delivers this Exhibit on behalf of Treasury Obligations, and with respect to the Institutional Capital Shares thereof, first set forth in this Exhibit.

      Witness the due execution hereof this 1st day of March, 1997.

ATTEST:                             Money Market Obligations Trust

/s/ John W. McGonigle               By:  /s/ J. Christopher Donahue
------------------------------         ---------------------------------
                     Secretary                           President

ATTEST:                             Federated Securities Corp.

/s/ S. Elliott Cohan                By:  /s/ David M. Taylor
------------------------------         ---------------------------
                     Secretary            Executive Vice President

                                   Exhibit G
                                     to the
                             Distributor's Contract

                         Money Market Obligations Trust

                        Automated Government Money Trust
                             Federated Master Trust
                  Federated Short-Term U. S. Government Trust
                               Liquid Cash Trust
                       Trust for Government Cash Reserves
                Trust for Short-Term U. S. Government Securities
                      Trust for U. S. Treasury Obligations

      In consideration of the mutual covenants set forth in the Distributor's Contract dated March 1, 1994, between Money Market Obligations Trust and Federated Securities Corp., Money Market Obligations Trust executes and delivers this Exhibit on behalf of the Funds, first set forth in this Exhibit.

      Witness the due execution hereof this 1st day of April, 1999.


                                    Money Market Obligations Trust


                                    By:  /s/ Richard B. Fisher
                                       ------------------------------
                                    Name:  Richard B. Fisher
                                    Title:  Vice President


                                    Federated Securities Corp.


                                    By:  /s/ David M. Taylor
                                       ------------------------------
                                    Name:  David M. Taylor
                                    Title:  Executive Vice President

                                   Exhibit H
                                     to the
                             Distributor's Contract

                         Money Market Obligations Trust

                       Automated Government Cash Reserves
                        Automated Treasury Cash Reserves
                   Liberty U.S. Government Money Market Trust
                                 Class A Shares
                          U.S. Treasury Cash Reserves
                              Institutional Shares

      In consideration of the mutual covenants set forth in the Distributor's Contract dated March 1, 1994, between Money Market Obligations Trust and Federated Securities Corp., Money Market Obligations Trust executes and delivers this Exhibit on behalf of the Funds, and with respect to the separate classes thereof set forth above.

      Witness the due execution hereof this 1st day of August, 1999.

                                    Money Market Obligations Trust


                                    By:  /s/ Richard B. Fisher
                                       ---------------------------
                                    Name:  Richard B. Fisher
                                    Title:  Vice President

                                    Federated Securities Corp.


                                    By:  /s/ David M. Taylor
                                       ---------------------------
                                    Name:  David M. Taylor
                                    Title:  Executive Vice President

                                   Exhibit I
                                     to the
                             Distributor's Contract

                         MONEY MARKET OBLIGATIONS TRUST

                          U.S. Treasury Cash Reserves
                          Institutional Service Shares

      The following provisions are hereby incorporated and made part of the Distributor's Contract dated the 1st day of March, 1994, between Money Market Obligations Trust and Federated Securities Corp. with respect to classes of the Fund set forth above.

      1. The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Classes (the "Shares"). Pursuant to this appointment, FSC is authorized to select a group of financial institutions (the "Financial Institutions") to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

      2. During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of 0.25% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

      3. FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Classes' expenses exceed such lower expenses limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

      4. FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

      5. FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.


      In consideration of the mutual covenants set forth in the Distributor's Contract dated March 1, 1994, between Money Market Obligations Trust and Federated Securities Corp., Money Market Obligations Trust executes and delivers this Exhibit on behalf of the Fund, and with respect to the separate classes thereof, first set forth in this Exhibit.

      Witness the due execution hereof this 1st day of August, 1999.

                                    Money Market Obligations Trust


                                    By:  /s/ Richard B. Fisher
                                       ---------------------------
                                    Name:  Richard B. Fisher
                                    Title:  Vice President

                                    Federated Securities Corp.


                                    By:  /s/ David M. Taylor
                                       ---------------------------
                                    Name:  David M. Taylor
                                    Title:  Executive Vice President

                                   Exhibit J
                                     to the
                             Distributor's Contract

                         Money Market Obligations Trust

                            Federated Tax-Free Trust

      In consideration of the mutual covenants set forth in the Distributor's Contract dated March 1, 1994, between Money Market Obligations Trust and Federated Securities Corp., Money Market Obligations Trust executes and delivers this Exhibit on behalf of the Fund set forth above.

      Witness the due execution hereof this 1st day of September, 1999.

                                    Money Market Obligations Trust


                                    By:  /s/ Richard B. Fisher
                                       ---------------------------
                                    Name:  Richard B. Fisher
                                    Title:  Vice President

                                    Federated Securities Corp.


                                    By:  /s/ David M. Taylor
                                       ---------------------------
                                    Name:  David M. Taylor
                                    Title:  Executive Vice President



                                   Exhibit K
                                     to the
                             Distributor's Contract

                         Money Market Obligations Trust

                          Alabama Municipal Cash Trust
         California Municipal Cash Trust - Institutional Service Shares
        Connecticut Municipal Cash Trust - Institutional Service Shares
                         Maryland Municipal Cash Trust
       Massachusetts Municipal Cash Trust - Institutional Service Shares
         Massachusetts Municipal Cash Trust - Boston 1784 Funds Shares
             Minnesota Municipal Cash Trust - Institutional Shares
                            Money Market Management
                               Money Market Trust
           Municipal Obligations Fund - Institutional Capital Shares
           Municipal Obligations Fund - Institutional Service Shares
               Municipal Obligations Fund - Institutional Shares
             New Jersey Municipal Cash Trust - Institutional Shares
                      North Carolina Municipal Cash Trust
            Ohio Municipal Cash Trust - Institutional Service Shares
        Pennsylvania Municipal Cash Trust - Institutional Service Shares
           Prime Cash Obligations Fund - Institutional Capital Shares
           Prime Cash Obligations Fund - Institutional Service Shares
               Prime Cash Obligations Fund - Institutional Shares
          Prime Value Obligations Fund - Institutional Capital Shares
          Prime Value Obligations Fund - Institutional Service Shares
              Prime Value Obligations Fund - Institutional Shares
           Tax-Free Instruments Trust - Institutional Service Shares
                 Tax-Free Instruments Trust - Investment Shares
          Virginia Municipal Cash Trust - Institutional Service Shares
              Virginia Municipal Cash Trust - Institutional Shares


      In consideration of the mutual covenants set forth in the Distributor's Contract dated March 1, 1994, between the Trust and FSC, Trust executes and delivers this Exhibit on behalf of those Funds and/or Classes listed above, first set forth in this Exhibit.

      Witness the due execution hereof this 1st day of November, 1999.

                                    MONEY MARKET OBLIGATIONS TRUST


                                    By:  /s/ Richard B. Fisher
                                       ---------------------------
                                    Name:  Richard B. Fisher
                                    Title:  Vice President


                                    FEDERATED SECURITIES CORP.

                                    By:  /s/ David M. Taylor
                                       ---------------------------
                                    Name:  David M. Taylor
                                    Title:  Executive Vice President

                                   Exhibit L
                                     to the
                             Distributor's Contract

                         Money Market Obligations Trust

         New Jersey Municipal Cash Trust - Institutional Service Shares


The following provisions are hereby incorporated and made part of the Distributor's Contract dated March 1, 1994, between Trust and FSC with respect to the Class of Shares set forth above.

      1. The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class ("Shares"). Pursuant to this appointment, FSC is authorized to select a group of financial institutions ("Financial Institutions") to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

      2. During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of 0.10% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

      3. FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class' expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

      4. FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

      5. FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

      In consideration of the mutual covenants set forth in the Distributor's Contract dated March 1, 1994, between the Trust and FSC, Trust executes and delivers this Exhibit on behalf of New Jersey Municipal Cash Trust, and with respect to the Institutional Service Shares thereof, first set forth in this Exhibit.

      Witness the due execution hereof this 1st day of November, 1999.

                                    MONEY MARKET OBLIGATIONS TRUST


                                    By:  /s/ Richard B. Fisher
                                       ---------------------------
                                    Name:  Richard B. Fisher
                                    Title:  Vice President


                                    FEDERATED SECURITIES CORP.

                                    By:  /s/ David M. Taylor
                                       ---------------------------
                                    Name:  David M. Taylor
                                    Title:  Executive Vice President

                                   Exhibit M
                                     to the
                             Distributor's Contract

                         Money Market Obligations Trust

          Arizona Municipal Cash Trust - Institutional Service Shares
             California Municipal Cash Trust - Institutional Shares
              Florida Municipal Cash Trust - Institutional Shares
                 Florida Municipal Cash Trust - Cash II Shares
                          Georgia Municipal Cash Trust
          Michigan Municipal Cash Trust - Institutional Service Shares
              Michigan Municipal Cash Trust - Institutional Shares
                 New York Municipal Cash Trust - Cash II Shares
          New York Municipal Cash Trust - Institutional Service Shares
                Ohio Municipal Cash Trust - Institutional Shares
            Pennsylvania Municipal Cash Trust - Institutional Shares
         Tennessee Municipal Cash Trust - Institutional Service Shares
             Tennessee Municipal Cash Trust - Institutional Shares


The following provisions are hereby incorporated and made part of the Distributor's Contract dated March 1, 1994, between Trust and FSC with respect to the Class of Shares set forth above.

      1. The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class ("Shares"). Pursuant to this appointment, FSC is authorized to select a group of financial institutions ("Financial Institutions") to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

      2. During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of 0.25% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

      3. FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class' expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

      4. FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

      5. FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

      In consideration of the mutual covenants set forth in the Distributor's Contract dated March 1, 1994, between the Trust and FSC, Trust executes and delivers this Exhibit on behalf of the Funds and Classes thereof, first set forth in this Exhibit.


      Witness the due execution hereof this 1st day of November, 1999.

                                    MONEY MARKET OBLIGATIONS TRUST


                                    By:  /s/ Richard B. Fisher
                                       ---------------------------
                                    Name:  Richard B. Fisher
                                    Title:  Vice President


                                    FEDERATED SECURITIES CORP.

                                    By:  /s/ David M. Taylor
                                       ---------------------------
                                    Name:  David M. Taylor
                                    Title:  Executive Vice President

                                   Exhibit N
                                     to the
                             Distributor's Contract

                         Money Market Obligations Trust

                   Ohio Municipal Cash Trust - Cash II Shares
 <<fund_name>><<share_class_1_name>>
      The following provisions are hereby incorporated and made part of the Distributor's Contract dated March 1, 1994, between Trust and FSC with respect to the Funds and Class of Shares set forth above.

      1. The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class ("Shares"). Pursuant to this appointment, FSC is authorized to select a group of financial institutions ("Financial Institutions") to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

      2. During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of 0.30% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

      3. FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class' expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

      4. FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

      5. FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

      In consideration of the mutual covenants set forth in the Distributor's Contract dated March 1, 1994, between the Trust and FSC, Trust executes and delivers this Exhibit on behalf of Ohio Municipal Cash Trust, and with respect to the Cash II Shares thereof, first set forth in this Exhibit.

      Witness the due execution hereof this 1st day of November, 1999.

                                    MONEY MARKET OBLIGATIONS TRUST


                                    By:  /s/ Richard B. Fisher
                                       ---------------------------
                                    Name:  Richard B. Fisher
                                    Title:  Vice President


                                    FEDERATED SECURITIES CORP.

                                    By:  /s/ David M. Taylor
                                       ---------------------------
                                    Name:  David M. Taylor
                                    Title:  Executive Vice President


                                   Exhibit O
                                     to the
                             Distributor's Contract

                         Money Market Obligations Trust

             Pennsylvania Municipal Cash Trust - Cash Series Shares
 <<fund_name>><<share_class_1_name>>
      The following provisions are hereby incorporated and made part of the Distributor's Contract dated March 1, 1994, between Trust and FSC with respect to the Funds and Class of Shares set forth above.

      1. The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class ("Shares"). Pursuant to this appointment, FSC is authorized to select a group of financial institutions ("Financial Institutions") to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

      2. During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of 0.40% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

      3. FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class' expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

      4. FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

      5. FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

      In consideration of the mutual covenants set forth in the Distributor's Contract dated March 1, 1994, between the Trust and FSC, Trust executes and delivers this Exhibit on behalf of Pennsylvania Municipal Cash Trust, and with respect to the Cash Series Shares thereof, first set forth in this Exhibit.

      Witness the due execution hereof this 1st day of November, 1999.

                                    MONEY MARKET OBLIGATIONS TRUST


                                    By:  /s/ Richard B. Fisher
                                       ---------------------------
                                    Name:  Richard B. Fisher
                                    Title:  Vice President


                                    FEDERATED SECURITIES CORP.

                                    By:  /s/ David M. Taylor
                                       ---------------------------
                                    Name:  David M. Taylor
                                    Title:  Executive Vice President

                                   Exhibit P
                                     to the
                             Distributor's Contract

                         Money Market Obligations Trust

              Minnesota Municipal Cash Trust - Cash Series Shares
 <<fund_name>><<share_class_1_name>>
      The following provisions are hereby incorporated and made part of the Distributor's Contract dated March 1, 1994, between Trust and FSC with respect to the Funds and Class of Shares set forth above.

      1. The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class ("Shares"). Pursuant to this appointment, FSC is authorized to select a group of financial institutions ("Financial Institutions") to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

      2. During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of 0.50% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

      3. FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class' expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

      4. FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

      5. FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

      In consideration of the mutual covenants set forth in the Distributor's Contract dated March 1, 1994, between the Trust and FSC, Trust executes and delivers this Exhibit on behalf of Minnesota Municipal Cash Trust, and with respect to the Cash Series Shares Shares thereof, first set forth in this Exhibit.

      Witness the due execution hereof this 1st day of November, 1999.

                                    MONEY MARKET OBLIGATIONS TRUST


                                    By:  /s/ Richard B. Fisher
                                       ---------------------------
                                    Name:  Richard B. Fisher
                                    Title:  Vice President


                                    FEDERATED SECURITIES CORP.

                                    By:  /s/ David M. Taylor
                                       ---------------------------
                                    Name:  David M. Taylor
                                    Title:  Executive Vice President

                                   Exhibit Q
                                     to the
                             Distributor's Contract

                         MONEY MARKET OBLIGATIONS TRUST

                California Municipal Cash Trust -Cash II Shares

      The following provisions are hereby incorporated and made part of the Distributor's Contract dated the 1st day of March, 1994, between Money Market Obligations Trust and Federated Securities Corp. with respect to classes of the Funds set forth above.

      1. The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Classes (the "Shares"). Pursuant to this appointment, FSC is authorized to select a group of financial institutions (the "Financial Institutions") to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

      2. During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of 0.20% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

      3. FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Classes' expenses exceed such lower expenses limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

      4. FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

      5. FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

      In consideration of the mutual covenants set forth in the Distributor's Contract dated March 1, 1994, between Money Market Obligations Trust and Federated Securities Corp., Money Market Obligations Trust executes and delivers this Exhibit on behalf of the Fund, and with respect to the separate Classes Shares thereof, first set forth in this Exhibit.

      Witness the due execution hereof this 1st day of December, 2000.

                              Money Market Obligations Trust

                              By:  /s/ J. Christopher Donahue
                                 ---------------------------------
                              Name:  J. Christopher Donahue
                              Title:  Executive Vice President

                              Federated Securities Corp.

                              By:  /s/ David M. Taylor
                              Name:  David M. Taylor
                              Title:  Executive Vice President

                                   Exhibit R
                                     to the
                             Distributor's Contract

                         Money Market Obligations Trust

                 Michigan Municipal Cash Trust - Cash II Shares

      The following provisions are hereby incorporated and made part of the Distributor's Contract dated the 1st day of March, 1994, between Money Market Obligations Trust and Federated Securities Corp. with respect to classes of the Funds set forth above.

      1. The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Classes (the "Shares"). Pursuant to this appointment, FSC is authorized to select a group of financial institutions (the "Financial Institutions") to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

      2. During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of 0.25% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

      3. FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Classes' expenses exceed such lower expenses limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

      4. FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

      5. FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.


      In consideration of the mutual covenants set forth in the Distributor's Contract dated March 1, 1994, between Money Market Obligations Trust and Federated Securities Corp., Money Market Obligations Trust executes and delivers this Exhibit on behalf of the Fund, and with respect to the separate Classes Shares thereof, first set forth in this Exhibit.

      Witness the due execution hereof this 1st day of March, 2001.

                                    MONEY MARKET OBLIGATIONS TRUST


                                    By:  /s/ J. Christopher Donahue
                                       ---------------------------------
                                    Name:  J. Christopher Donahue
                                    Title:  President


                                    FEDERATED SECURITIES CORP.

                                    By:  /s/ David M. Taylor
                                       ---------------------------
                                    Name:  David M. Taylor
                                    Title:  Executive Vice President